KAYNE ANDERSON MUTUAL FUNDS
                          SUPPLEMENT TO THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1997

                        SUPPLEMENT DATED OCTOBER 1, 1997


The Funds' adviser, Kayne Anderson Investment Management, L.P., 97% owned by KAIM Traditional, LLC ("KAIM"), is transferring all of its investment advisory business to KAIM. Effective October 1, 1997, KAIM will become the adviser to the Funds. This is a matter of internal organizational structure only and does not result in a change in the principals of KAIM or managers of the Funds.

         Throughout the prospectus and statement of additional information, any reference to the Adviser refers to KAIM Traditional, LLC.